                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  AUGUST 2, 2001
                                                                  --------------

                       ELECTRONICS BOUTIQUE HOLDINGS CORP.
--------------------------------------------------------------------------------
               (Exact Name of registrant as specified in charter)

       DELAWARE                     000-24603             51-0379406
--------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
of Incorporation)                                         Identification Number)

931 SOUTH MATLACK STREET, WEST CHESTER, PA                    19382
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:        (610) 430-8100
                                                   -----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                     ---------------------------------------

                     Exhibit Index appears on page 3 hereof.

ITEM 5. OTHER EVENTS.

      On August 6, 2001, Electronics Boutique Holdings Corp. ("Electronics Boutique"), announced that, through its Danish subsidiary, Electronics Boutique Denmark Holdings ApS ("EB Denmark"), it had indirectly acquired 70% of the capital stock of K. EB Italy S.r.l., an Italian company ("EB Italy"). EB Italy owns a retail video game and computer software business in Italy comprised of 10 retail stores and a related distribution business. Leases for seven of the retail stores were transferred to EB Italy at closing. Transfer of the leases for the remaining three stores is expected to occur by August 31, 2001.

      In conjunction with the acquisition, Electronics Boutique acquired an option to purchase the remaining 30% of the capital stock of EB Italy.

      A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Electronics Boutique Holdings Corp.


                                    By: /s/ JAMES A. SMITH
                                        -----------------------------------
                                        Name:  James A. Smith
                                        Title: Chief Financial Officer

Date  August 6, 2001

                                  EXHIBIT INDEX

Exhibit 99 . . . . . . . . . . . Press Release, dated August 6, 2001.


                                       3